UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 10, 2016

Fauquier Bankshares, Inc.
__________________________________________
 (Exact name of registrant as specified in its charter)
Virginia	000-25805	54-1288193
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

	10 Courthouse Square, Warrenton, Virginia	20186
	_________________________________ (Address of principal executive offices)	___________ (Zip Code)

Registrant's telephone number, including area code:		540.347.2700

Not Applicable
______________________________________________
 (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The attached handout contains information that the members of Fauquier Bankshares, Inc. (the "Company") management will use during visits with investors, analysts, and other interested parties to assist their understanding of the Company from time to time throughout the third quarter of 2016. Other presentation and related materials will be made available as they are presented during the year.

The handout is attached as Exhibit 99.1 to this report and is being furnished, not filed, under Item 7.01 of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit

99.1	Fauquier Bankshares, Inc. investor presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fauquier Bankshares, Inc.

August 10, 2016	By:	/s/ Eric P. Graap
Name: Eric P. Graap
Title: Executive Vice President and Chief Financial Officer